ANNUAL REPORT
                               NOVEMBER 30, 1999

                                    CAPSTONE
                                   GOVERNMENT
                                  INCOME FUND


                                  A MEMBER OF
                               THE CAPSTONE GROUP
                                OF MUTUAL FUNDS


                               The Capstone Group
                                of Mutual Funds

EQUITY
o Capstone Growth Fund, Inc.

FIXED INCOME
o Capstone Government Income Fund

INTERNATIONAL/GLOBAL
o Capstone Japan Fund
o Capstone New Zealand Fund


             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


  This publication must be accompanied or preceded by a current prospectus for
                        Capstone Government Income Fund


                        CAPSTONE ASSET PLANNING COMPANY
                          5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Dear Shareholder:
Enclosed you will find the Capstone Government Income Fund (the "Fund" or "CGIF") annual report for the year ended November 30, 1999.

PERFORMANCE:

This year the U.S. credit markets has been characterized chiefly by a persistent rise in domestic interest rates. Domestic economic growth continued to dazzle the experts and maintain a healthy pace, even while price inflation remained in check. In addition, last year's deflation concerns dissipated globally; the economic distress in Japan and elsewhere alleviated, and fears of a Y2K meltdown all but disappeared from the market environment. As a result, the Federal Reserve Board decided to reverse the monetary policy easings of 1998 and slowly raise short-term interest rates as a precaution against the economy overheating dramatically and igniting inflationary pressures. The Federal Reserve Board officially increased rates three times this year from 4.75% to 5.50%, in twenty-five basis point increments.

In this environment the Fund's managers were sensitive to the risk associated with holding fixed rate instruments and maintained a relatively conservative portfolio. During the past twelve months, the one-year Treasury bill rose in yield from 4.49% to 5.68%, and the two-year Treasury note rose from 4.50% to 6.01%. In addition to the Treasury market rising about 150 basis points in response to the Federal Reserve's 75 basis point increase in the Federal funds rate, the yield curve in this sector also widened dramatically. This increase in the spread between securities of different maturities provided another negative performance factor over the course of 1999.

Despite this negative backdrop, the Fund was able to produce positive returns. The Fund's performance for this year and the past several years is depicted below. The first graph illustrates the growth of a $10,000 investment in the Fund since March 19911 versus the performance of an average money market fund, as monitored in the IBC Donoghue Money Market Report (the "Money Fund Report")2. As you can see, such an investment in the Fund grew to $14,142 compared to $14,517 in the average money market fund. Investors should be aware that the principal value of the Fund fluctuates with changes in market conditions, while the primary objective of the average money market fund is to maintain a stable net asset value.


               GIF Money Market Funds CGIF vs. MONEY MARKET FUNDS
        GROWTH OF $10,000 (2/28/91 - 11/30/99) M.MKT $14,517 GIF $14,142

10000    10000
10408.3  10549.4
10773.6  10978.3
11056.2  11384.6
11433.3  11544.6
12040.1  12140.3
12619.6  12634.6
13238.8  13177.8
13894    13749.4
14517    14142


    CGIF vs. LEHMAN BROS. 1-3 YR. GOV'T. INDEX GROWTH OF $10,000 (12/01/89 -
              11/30/99) AVERAGE ANNUAL TOTAL RETURN as of 11/30/99


1 Year 3.26%
5 Year 6.49%
10 Year 6.59%


10000    10000
9844     10891
10489    12122
10915    12956
11319    13729
11478    13826
12072    15239
12564    16134
13109    17095
13672    18340
14063    18939



The second graph compares the Fund's performance over the past 10 years to that of the Lehman Brothers 1-3 year Government Index (the "Index"). The Index, which is unmanaged, measures the performance of U.S. Government and agency fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Total return includes price appreciation/depreciation and income as a percentage of the original investment. All calculations for the Fund include the reinvestment of distributions and are based on historical information. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

DIVIDENDS:
The Fund has not made regular distributions of income since December 21, 1998, so as to stabilize expenses and net asset values. As a result, the Fund accumulates all interest income and capital gains until the end of the calendar rear, when it must distribute substantially all such earnings in order to retain its tax status as a regulated investment company. The next regular distribution will be made on December 29, 1999, for shareholders of record on December 28, 1999.

OUTLOOK:
The Fund managers anticipate maintaining a conservative investment portfolio of very short maturity U.S. Government and Treasury notes. Since the Federal Reserve fiscal policymakers have raised official short-term interest rates by seventy-five basis points, and appear to be entering another "wait and see" period, the interest rate sensitivity of the portfolio's longer duration holdings may be hedged with the sale of covered options. Little duration extension will be made to the portfolio until such time as interest rates have risen significantly in the managers' view and/or yield spreads between money market instruments and two-year Treasury notes widen very dramatically from current levels. In any case, it is not an objective of the Fund to attempt to profit from speculation as to the direction of interest rates or to leverage portfolio assets in any way.

We thank you for your investment in the Fund and we are available to answer any questions. Please contact us at (800) 262-6631.


/s/Edward L. Jaroski                /s/Howard S. Potter
------------------------------      ------------------------------
Edward L. Jaroski                   Howard S. Potter
President                           Executive Vice President


(1) Changes to the name, investment objective and polices of the Fund were approved by stockholders in January 1991 and became effective on March 1, 1991. Prior to that date, the Fund invested in U.S. Government and corporate bonds, money market instruments and other income producing securities.

(2) The IBC/Donoghue Money Market Report is a weekly publication that tracks the performance of money market mutual funds. The performance quoted herein of the "average money market fund" is based on the performance of 114 funds, with assets totaling $78 billion.



THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR CAPSTONE GOVERNMENT INCOME FUND.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS - November 30, 1999

                                               Principal      Value       Percentage of
BONDS                                            Amount   (See Note 1-A)    Net Assets

U.S. GOVERNMENT & GOVERNMENT AGENCIES - (98.10%)
U.S. Treasury Bill, 5.31%, 1/20/2000 .....    $3,550,000    $3,524,484       32.04%
U.S. Treasury Note, 5.00%, 4/30/2001 .....     2,000,000     1,989,257       18.09%
FHLB Note, 5.155%, 10/27/2000 ............     2,000,000     1,980,880       18.01%
FHLB Discount Note, 5.45%, 12/22/99 ......     1,810,000     1,804,246       16.40%
FNMA Note, 6.14%, 10/25/2000 .............       500,000       500,097        4.55%
FNMA Note, 5.125%,11/30/2000 .............     1,000,000       990,642        9.01%
                                                            ----------    --------

TOTAL U.S. GOVERNMENT (Cost $10,809,457)                    10,789,606       98.10%

TOTAL INVESTMENTS IN SECURITIES (Cost $10,809,457) .....    10,789,606       98.10%
OTHER ASSETS LESS LIABILITIES ..........................       208,992        1.90%
                                                           -----------    --------
NET ASSETS, at value equivalent to $25.15 per share
for 437,389 shares of $.001 par value shares outstanding   $10,998,598      100.00%
                                                           ===========   =========

At November 30, 1999, unrealized depreciation of securities based on Federal income tax cost is as follows:

Unrealized appreciation                                            $--
Unrealized depreciation                                        (19,851)
                                                           -----------
  Net unrealized depreciation                              $   (19,851)
                                                           ===========



See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities at market value
    (identified cost $10,809,457) (Note 1A) .................      $ 10,789,606
  Cash ......................................................           147,549
  Interest receivable .......................................            21,620
  Receivable for capital stock sold .........................            74,902
                                                                   ------------

              Total Assets ..................................        11,033,677
                                                                   ------------

LIABILITIES:
  Accrued expenses .............................................         35,079
                                                                   ------------

       Total Liabilities .......................................         35,079
                                                                   ------------

NET ASSETS .....................................................   $ 10,998,598
                                                                   ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  ($10,998,598/437,389 shares outstanding of $.001 par value,
    200,000,000 shares authorized) ............................    $      25.15
                                                                   ============

SOURCE OF NET ASSETS:
  Paid in capital ..........................................       $ 17,439,452
  Undistributed net investment income ......................            324,953
  Accumulated net realized loss on investments .............         (6,745,956)
  Net unrealized depreciation of securities ................            (19,851)
                                                                   ------------

                                                                   $ 10,998,598
                                                                   ============

See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS FOR THE YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME
Interest income ...............................................        $544,743

Expenses:
  Advisory fees (Note 2) ..............................         $ 42,976
  Distribution fees (Note 2) ..........................           21,487
  Administrative services (Note 2) ....................           10,744
  Transfer agent fees .................................           23,722
  Fund Accounting fees ................................           23,250
  Audit fees ..........................................           14,040
  Legal fees ..........................................            9,969
  Trustees' fees and expenses .........................            7,852
  Custodian fees ......................................            2,676
  Registration and filing fees ........................           13,072
  Reports and notices to stockholders .................            9,575
  Insurance expense ...................................              269
  Miscellaneous .......................................            2,065
                                                                --------

    Total Expenses ............................................         181,697

        Less: Custodian fees paid indirectly ..................           1,349
                                                                       --------
        Net expenses ..........................................         180,348
                                                                       --------

        Net Investment Income .................................         364,395
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from security transactions.................         (34,759)
  Net realized gain from written options.......................           7,500
  Unrealized appreciation (depreciation) of investments:
    Beginning of period ...............................         $  6,905
    End of period .....................................          (19,851)
                                                               ---------

      Net change in unrealized appreciation of investments              (26,756)
                                                                     ----------

      Net realized and unrealized loss on investments                   (54,015)
                                                                     ----------

        Net increase in net assets resulting from operations         $  310,380
                                                                     ==========
See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended              Year Ended
                                                 November 30, 1999       November 30, 1998
OPERATIONS:
Net investment income ...............................   $  364,395              $1,392,670
Net realized gain (loss) on investments .............      (27,259)                 18,069
Net change in unrealized appreciation of investments       (26,756)                 37,760
                                                        ----------             -----------
Net increase in net assets resulting from operations       310,380               1,448,499
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...............................     (159,766)               (155,105)
CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting
  from capital share transactions (Note 3) ..........   (9,536,230)            (53,353,462)
                                                       -----------             -----------
    Total decrease in net assets ....................   (9,385,616)            (52,060,068)
NET ASSETS
Beginning of period..................................   20,384,214              72,444,282
                                                       -----------             -----------
End of year (including undistributed net investment
  income of $324,953 and $1,190,987, respectively)...  $10,998,598             $20,384,214
                                                       ===========             ===========


See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS - November 30, 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         Capstone Government Income Fund (the "Fund") is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland Law on May 11, 1992.

The current investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve this objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by engaging in certain income enhancement strategies. Because of the risks inherent in any investment program, the Fund cannot ensure that its investment objectives will be realized. The Fund changed its fiscal year end to November 30, commencing with November 30, 1995, but continues to maintain a December 31 tax year end.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) VALUATION OF INVESTMENTS - Debt securities (other than short-term obligations) including listed issues are valued at the mean between the bid and asked prices on the basis of valuations furnished by a pricing service. Over-the-counter options, which include both written and purchased options, are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). Short-term investments are valued at amortized cost which approximates value.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------


CAPSTONE GOVERNMENT INCOME FUND

(B) CALL AND PUT OPTIONS - When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The Fund, as the writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

         The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
(less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.

(C) REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Corporation's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization of the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income on investments is accrued daily. Premiums on securities purchased are amortized over the life of the respective securities and discounts are recharacterized to income, limited to the extent of any capital gain upon sale or maturity of the respective security. Realized gains and losses from security transactions are determined on the basis of identified cost.

(E) FEDERAL INCOME TAXES - No provision is considered necessary for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including any net realized gains on sales of investments, and to qualify as a "regulated investment company" under the applicable section of the Internal Revenue Code. The Fund has approximately $6,703,800 of capital losses for Federal income tax purposes available to offset future taxable capital gains, if any, of which $1,891,300 expires in December 1999, $2,194,600 expires in December 2001, $1,252,800 expires in December 2002, $1,005,300 expires in December 2003, $170,000 expires in December 2004 and $189,800 expires in December 2005.

(F) SHARE TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS - Fund shares are sold in continuous public offering at the net asset value. Transactions in Fund shares are recorded on the trade date. The Fund redeems its shares at the net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

         Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. The Fund files its tax return on a December 31 basis; all permanent book/tax differences are adjusted at that time.

(G) USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from the estimates.

NOTE 2 - INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Capstone Asset Management Company ("CAMCO"), serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated May 11, 1992 between CAMCO and the Fund. CAMCO receives a fee which is computed daily and paid monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million.

         CAMCO also provides administrative services to the Fund pursuant to an Administrative Agreement. For these services, CAMCO is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

         Investment advisory and administrative fees paid to CAMCO for the year ended November 30,1999 were $53,720.

         Pursuant to the Investment Advisory Agreement and the Administrative Agreement, CAMCO has agreed to reduce its fees on a pro rata basis (but not below zero) to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund. Due to recent Federal and state legislation, such state expense limitations are no longer applicable to the Fund.

         Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company ("CAPCO"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including, but not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include CAPCO itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. CAPCO is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

         Under the Plan, payments made to CAPCO may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. CAPCO is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the year ended November 30, 1999, the Fund paid $21,487 in distribution expenses. Of this amount 49.9% was paid to Service Organizations other than CAPCO.

         CAMCO is an affiliate of CAPCO and both are wholly-owned subsidiaries of CFS. Certain officers and directors of the Fund, are also officers and directors of CAMCO, CAPCO, and CFS.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

NOTE 3 - CAPITAL STOCK

Transactions in capital stock were as follows:

                                        YEAR ENDED                     YEAR ENDED
                                    NOVEMBER 30, 1999               NOVEMBER 30, 1998
                                 SHARES           AMOUNT        SHARES            AMOUNT

Shares sold...................  502,457     $ 12,405,790     3,009,473     $  74,057,893
Shares issued to shareholders
  in reinvestment
  of distributions............    6,264          153,536         6,175           149,861
                               --------     ------------    ----------     -------------
                                508,721       12,559,326     3,015,648        74,207,754
Shares redeemed............... (878,077)     (22,095,556)   (5,111,573)     (127,561,216)
                               --------     ------------    ----------     -------------
Net decrease.................. (369,356)    $ (9,536,230)   (2,095,925)    $ (53,353,462)
                               ========     ============    ==========     =============

NOTE 4 - PURCHASES AND SALES OF SECURITIES
         For the year ended November 30, 1999, the cost of purchases and proceeds from sales of securities other than short-term obligations aggregated $19,267,491 and $17,215,766, respectively.

         Written options transactions during the period are summarized as follows:

                                      Call options Written    Face amount
                                         Premiums Received   of Contracts
Options outstanding at November 30, 1998.....  $         0    $         0
Options written .............................        7,500      4,100,000
Options expired .............................       (7,500)    (4,100,000)
                                               -----------    -----------
Options outstanding at November 30, 1999.....  $         0    $         0
                                               ===========    ===========

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - November 30, 1999
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                                                                                         ELEVEN
                                                                                                                         MONTHS
PER SHARE DATA(3)                                           YEAR ENDED NOVEMBER 30,                                       ENDED
                                                              1999           1998            1997         1996        1/30/95(1)

Net asset value at beginning of period .............   $       25.27  $       24.96  $       24.45  $       24.90  $       23.65
                                                       -------------  -------------  -------------  -------------  -------------
Income from investment operations:
  Net investment income ............................            0.82           1.00           1.15           1.00           1.20
  Net realized and unrealized gain (loss) ..........           (0.12)          0.04          (0.11)         (0.05)          0.05
                                                       -------------  -------------  -------------  -------------  -------------
  Total from investment operations .................            0.70           1.04           1.04           0.95           1.25

Less distributions from net investment income ......           (0.82)         (0.73)         (0.53)         (1.40)          0.00
                                                       -------------  -------------  -------------  -------------  -------------
Net asset value at end of period ...................   $       25.15  $       25.27  $       24.96  $       24.45  $       24.90
                                                       =============  =============  =============  =============  =============
Total Return .......................................            2.86%          4.29%          4.34%          4.07%          5.29%
                                                       =============  =============  =============  =============  =============
Ratios/Supplemental Data
Ratio of operating expenses to average net assets ..            1.69%          1.20%          0.87%          0.95%          0.77%(2)

Ratio of net investment income to average net assets            3.38%          4.31%          4.72%          4.44%          5.56%(2)

Portfolio turnover rate ............................          296.66%        378.29%        563.42%        615.39%        309.66%

Net assets at end of period (in thousands) .........   $      10,999  $      20,384   $     72,444   $     79,754   $     67,997



(1) Based on average shares outstanding determined daily.
(2) Annualized
(3) Adjusted for reverse 5:1 stock split on January 13, 1997.


See Accompanying Notes to Financial Statements

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Capstone Fixed Income
Series, Inc.
Houston, Texas

We have audited the accompanying statement of assets and liabilities of Capstone Government Income Fund (the "Fund"), a series of Capstone Fixed Income Series, Inc., including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended November 30, 1996 and the eleven months ended November 30, 1995 were audited by other auditors whose report dated December 13, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Government Income Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
 December 10, 1999

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------


                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631


                         ANNUAL REPORT TO SHAREHOLDERS
                               November 30, 1999



         DIRECTORS                       OFFICERS

         Edward L. Jaroski               Edward L. Jaroski
                                              President
         James F. Leary
                                         Howard S. Potter
         John R. Parker                       Executive Vice President

         Bernard J. Vaughan              Dan E. Watson
                                              Executive Vice President

                                         John M. Metzinger
                                              Vice President

                                         Linda G. Giuffre
                                              Secretary/Treasurer






         INVESTMENT ADVISER                     TRANSFER AGENT

         Capstone Asset Management Company      PFPC, Inc.
         5847 San Felipe                        3200 Horizon Drive
         Suite 4100                             P. O. Box 61503
         Houston, TX 77057                      King of Prussia, PA 19406-0903
                                                1-800-845-2340

         ADMINISTRATOR                          CUSTODIAN

         Capstone Asset Management Company      Fifth Third Bank
         5847 San Felipe                        Fifth Third Center
         Suite 4100                             38 Fountain Square Plaza
         Houston, TX 77057                      Cincinnati, OH 45263

         UNDERWRITER                            AUDITORS

         Capstone Asset Planning Company        Briggs Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100            Two Logan Square, Suite 2121
         Houston, TX 77057                      Philadelphia, PA 19103-4901
         1-800-262-6631